UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2004

SONICWALL, INC.

(Exact name of registrant as specified in its charter)

California	000-27723	77-0270079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1143 Borregas Avenue Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 745-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 14, 2004, SonicWALL, Inc. (the “Company”) announced the appointment of Charles Berger to its Board of Directors. Mr. Berger, president and CEO of Nuance, a leader in the voice automation market, brings to SonicWALL three decades of experience in high technology. Prior to joining Nuance in March 2003, Berger was president and CEO of Vicinity, Inc., a leading provider of locations-based technology and solutions. Berger’s previous CEO positions include AdForce and Radius. He also held senior executive positions at a range of market-leading companies including Sun Microsystems, Apple Computer, and Rolm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONICWALL, INC.
(Registrant)

Date December 16, 2004

	By:	/s/ Robert B. Knauff
Chief Accounting Officer